UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2016

Date of reporting period :	August 1, 2015 — July 31, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PSVEX

Putnam Strategic Volatility Equity Fund

Annual report
7|31|16

A world of investing.®

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Strategic Volatility
Equity Fund

Annual report
7 | 31 | 16

Message from the Trustees	1

Interview with your fund’s portfolio managers	2

Performance snapshot	2

Your fund’s performance	9

Your fund’s expenses	11

Terms and definitions	13

Other information for shareholders	14

Important notice regarding Putnam’s privacy policy	15

Trustee approval of management contract	16

Financial statements	22

Federal tax information	49

About the Trustees	50

Officers	52

Consider these risks before investing: Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific sector, company, or industry. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. There may be times when stocks in the fund’s portfolio exhibit higher volatility than we expect, are not correlated with market movements as we expect, or underperform the markets. By selling covered call options, the fund limits its opportunity to profit from an increase in the price of the underlying portfolio securities, but continues to bear the risk of a decline in the value of these securities. The fund also risks losing all or part of the cash paid for purchasing put options. Our use of leverage obtained through derivatives may increase the fund’s risk of loss by increasing investment exposure. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Through the first half of 2016, markets around the world have shown great resilience in the face of multiple challenges. Now, as we enter the fall, many additional factors raise new concerns.

Against a backdrop of sluggish growth and following a colorful political campaign, the United States will be electing a new president in a few short weeks. Overseas, challenges are widespread, from sluggish growth in Europe, Japan, and many emerging markets to global fallout from the United Kingdom’s decision to leave the European Union. As non-U.S. central banks consider new actions to boost economic growth, here at home the Federal Reserve seeks stronger economic data before it raises interest rates. The uncertainty caused by these unfolding events could well spur renewed bouts of market volatility.

But we believe that opportunities can emerge despite the markets’ ups and downs. At Putnam, our portfolio managers actively pursue these opportunities. Backed by a network of global analysts, they draw on their long experience and expertise in navigating changing conditions.

We share Putnam’s deep conviction that an active approach based on fundamental research can play a valuable role in your portfolio. In the following pages, you will find an overview of your fund’s performance for the reporting period ended July 31, 2016, as well as an outlook for the coming months.

Now may be a good time for you to consult with your financial advisor, who can help you in determining if your portfolio remains aligned with your long-term goals, time horizon, and tolerance for risk.

As always, thank you for investing with Putnam.

Interview with your fund’s portfolio managers

What factors most influenced the investment environment for stocks during the 12-month reporting period ended July 31, 2016?

Adrian: Periods of volatility continued to define the U.S. stock market over the past 12 months. The first episode occurred soon after the reporting period began, in August 2015, with global equities stumbling on further concerns about the decelerating growth of the Chinese economy. Global markets also receded in response to the Chinese government’s devaluing of the yuan in an effort to jumpstart domestic growth. By October 2015, however, stocks were on the rebound, with U.S. markets posting close to all-time highs during the fourth calendar quarter of 2015, only to fall back again late in the year. The setback in equity prices came partially as a result of continuing softness in the energy sector, driven by weak global demand and an overabundant supply of oil. In addition, the U.S. Federal Reserve finally raised short-term interest rates in mid-December, ending seven years of accommodative monetary policy in the United States, which also had a negative impact on the U.S. stock market. Stocks bounced back in mid-February 2016, propelled in part by a recovery in oil prices, and remained on

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 3 and 9–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

2	Strategic Volatility Equity Fund

a generally healthy trajectory through the end of the period, in spite of a sharp, but temporary, decline in stock prices in the aftermath of the United Kingdom’s vote to leave the European Union [Brexit]. During this latter part of the reporting period, the U.S. economy demonstrated both its resiliency and its greater relative strength compared with the economic fortunes of the rest of the developed world.

For the 12 months ended July 31, 2016, the S&P 500 Index, a broad measure of U.S. stock market performance, posted a mid-single-digit gain, returning 5.61%. As might be expected during such a period of market volatility, the more-defensive sectors, with their lower risk profiles, were the best performers. Telecommunication services, utilities, consumer staples, and industrials each produced double-digit sector returns. Meanwhile, in an environment of still-low interest rates, the financials sector continued to struggle, putting up a small negative return for the 12-month reporting period. Health care and energy also were relatively weak sectors during the reporting period.

How did the fund perform during the reporting period?

Rob: The fund’s class A shares before sales charge performance was essentially flat. In absolute terms, the fund had a modest loss, returning –0.14%. While this result was well shy of the fund’s S&P 500 Index benchmark, it was within the range of expectations given the market conditions and our investment strategy, which favors low-volatility securities and also seeks to protect against downside risk through the use of an options overlay discipline.

As co-managers, Adrian and I run the fund on a sector-neutral basis, meaning that we maintain the fund’s sector allocations in line with those of the S&P 500 Index. We do not seek to generate excess returns for the fund by over- or under-emphasizing our investments in different economic sectors. Instead, we seek outperformance through the process

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/16. See pages 2 and 9–11 for additional fund performance information. Index descriptions can be found on page 13.

Strategic Volatility Equity Fund	3

of individual stock selection, making use of both quantitative and qualitative research and analysis to assemble a portfolio of low-beta, or low-risk, equity securities that we believe will replicate the broad market’s performance but with lower volatility.

Our strategy of investing in stocks that tend to exhibit less volatility than the broader market proved beneficial to the fund’s relative results during the period. At the same time, however, the fund’s two options strategies, which we use to further reduce volatility and enhance risk-adjusted returns, both worked against us, especially during those periods when the stock market was in rally mode.

Would you describe how the use of derivatives, such as options, impacted the fund’s performance during the reporting period?

Adrian: The fund performed well during periods of heightened volatility — in August 2015 and again during the mid-winter months of 2016 — because of its low-volatility bias and also because of the downside protection of its options strategy. But the same overall strategy detracted from fund performance during October 2015 and again in the second half of the reporting period, when the U.S. stock market experienced a snapback recovery.

To review, the fund implements an underlying options strategy in an effort to reduce volatility in the portfolio and smooth out its long-term performance. To execute this strategy, we write (or sell) short-term index call options on the S&P 500 Index. In so doing, the fund earns a cash premium, but it foregoes the potential of realizing unusually high returns in the short term, should they occur. This call-writing strategy is negatively correlated to equity returns, but can detract from relative performance when equity returns rise sharply, as they did during

Allocations are shown as a percentage of the fund’s net assets as of 7/31/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

4	Strategic Volatility Equity Fund

October 2015 and again in the first half of 2016. In addition, we buy long-term index put options for the fund. Puts — which give us the right to sell assets at an agreed-upon price — are expensive to purchase and thus can reduce returns, but they were used as a means to reduce downside risk and generate additional portfolio income. In essence, our dual options strategy allows us to sell some potential upside performance in order to provide greater downside protection in the event of broad losses at the index level.

Overall, during the past 12 months, the fund’s options strategy proved to be a drag on our results versus the S&P 500. The call-writing strategy put a lid on realizing the full measure of gains during periods when the market rallied strongly, and while our put-option buying helped provide downside protection during the market’s pullbacks, puts are expensive to purchase, and we lost money buying them.

As co-managers, Rob and I actively manage our options strategies to reflect our current expectations of market volatility, and we adjust our use of these strategies based on anticipated changes with the intention of smoothing out the effects of the market’s inevitable ups and downs over time. Lastly, total return swaps were used to help gain exposure to specific sectors or industries. This derivative had a positive impact on the fund’s performance.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 7/31/16. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

Strategic Volatility Equity Fund	5

Which holdings contributed the most to the fund’s performance versus the benchmark during the reporting period?

Rob: A significant underweight position in consumer electronics giant Apple was especially beneficial. The company’s growth trajectory faltered a bit on concerns about its current and future earnings prospects, so our decision to hold less Apple stock than is represented in the S&P 500 Index helped shield the fund from the full impact of Apple’s stock price weakness. Choosing not to hold positions in biopharmaceutical company Gilead Sciences and financial services behemoth Citigroup also contributed to relative performance, as these higher-beta stocks lagged during the market’s pullback.

A substantial overweight position in tobacco-products manufacturer Altria Group — often a stalwart of the consumer staples sector —also helped buoy the fund’s performance versus the benchmark. Our view of Altria as a low-beta, stable cash-flow-generating company that would tend to withstand market volatility proved accurate during the 12-month period. Similarly, a large overweight position in The Southern Company, an electric utility, was beneficial to the fund’s relative performance, as this holding in the defensive utilities sector withstood the market’s volatility better than the average S&P 500 stock.

Which stocks detracted from the fund’s relative results?

Adrian: The fund’s largest detractor was its solid overweight position in WestRock Company, a corrugated packaging company formed in a mid-2015 merger. WestRock shares slid after a rating downgrade based on worries about future containerboard pricing and its potential impact on WestRock’s earnings. Another big detractor was our decision to avoid the stock of retail giant Amazon.com, a large, strong-performing

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6	Strategic Volatility Equity Fund

index constituent. Amazon tends to be a higher-beta stock and thus does not fit the fund’s low-volatility profile. Similarly, we chose to maintain a substantial underweight position in software kingpin Microsoft, a higher-beta stock that did not fit the fund’s low-volatility profile, and Microsoft performed well during the period, which detracted from relative results.

Conversely, the fund held sizeable overweight positions in office-products retailer Staples and department store chain Macy’s, both of which detracted from the fund’s relative performance. Staples had a lackluster period, mainly due to concerns about regulatory approval of the company’s proposed merger with Office Depot, which ultimately was blocked. Macy’s lagged based on earnings disappointments and concerns about its restructuring plans. During the reporting period, we sold our positions in WestRock, Staples, and Macy’s.

What is your outlook for the equity markets over the next several months?

Rob: As the period ended, the broad U.S. equity market was close to an all-time high. U.S. stocks had seemed to shake off the volatility surrounding Brexit in late June. The U.S. economy continued to grow at a slow, but steady, pace, which helped support investor sentiment for buying equities. That said, looking ahead, there are a few areas of potential concern. One is the U.S. presidential election, which has the possibility of disrupting investor sentiment, depending on the outcome of the November vote. Ongoing worries about the Brexit vote and its potential repercussions across Europe and the global stage are another concerning factor. Lastly, the Fed and its future decisions about further interest-rate hikes could be a deterrent to further market growth. Given the current solid footing of the U.S. economy, we believe another Fed rate hike later this year is well within the realm of possibility.

Our outlook at the moment sees the U.S. economy continuing to grow as it has in the recent past. That growth, if not overly strong, is at least steady and, we believe, certainly superior to that of any of the world’s other developed markets. It is our view, therefore, that the fund’s low-volatility bias, combined with its options strategies aimed at smoothing out market highs and lows, has the potential to deliver solid, risk-adjusted returns over time.

Thanks for your time and insights, gentlemen.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Robert J. Schoen is Co-Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Stern School of Business at New York University and a B.A. from Tufts University. Rob joined Putnam in 1997 and has been in the investment industry since 1990.

Portfolio Manager Adrian H. Chan holds an M.B.A. from The Wharton School, University of Pennsylvania, and an A.B. from Harvard University. Adrian has been in the investment industry since he first joined Putnam in 2003.

Strategic Volatility Equity Fund	7

IN THE NEWS

With central banks exhausting the more traditional methods aimed at stimulating their economies, some are considering more novel strategies. Increasingly, central bankers and economists are discussing the merits of so-called “helicopter money,” which conjures images of money being dropped on the populace from the sky. Considered somewhat radical, the term was adopted in 1969 by economist Milton Friedman, who described the idea of a central bank printing money and injecting the cash directly into the economy, with the aim of boosting consumer demand and spending, and kick-starting a recovery. It differs from traditional stimulus measures, such as the U.S. government selling U.S. Treasury securities to the public in order to finance spending. With interest rates at zero — or even in negative territory — in major world economies like Japan and some European nations, the concept of helicopter money is gaining popularity. Under this strategy, cash could be transferred to people in the form of a government tax break or by simply making a direct deposit into individual bank accounts. Critics of helicopter money, however, say it could cause runaway inflation.

8	Strategic Volatility Equity Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2016, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 7/31/16

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Life of fund	28.90%	21.49%	25.75%	22.75%	25.73%	25.73%	26.83%	22.39%	30.05%
Annual average	7.83	5.95	7.04	6.28	7.03	7.03	7.31	6.18	8.11

3 years	24.54	17.38	21.86	18.86	21.83	21.83	22.78	18.48	25.53
Annual average	7.59	5.49	6.81	5.93	6.80	6.80	7.08	5.82	7.87

1 year	–0.14	–5.88	–0.79	–5.60	–0.88	–1.84	–0.51	–4.00	0.21

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 7/31/16

		Lipper Large-Cap Core
	S&P 500 Index	Funds category average*

Life of fund	50.24%	41.49%
Annual average	12.85	10.82

3 years	37.35	29.59
Annual average	11.16	8.99

1 year	5.61	2.39

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, and life-of-fund periods ended 7/31/16, there were 856, 772, and 761 funds, respectively, in this Lipper category.

Strategic Volatility Equity Fund	9

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $12,575 ($12,275 after contingent deferred sales charge). A $10,000 investment in the fund’s class C shares would be valued at $12,573, and no contingent deferred sales charge would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $12,239. A $10,000 investment in the fund’s class Y shares would have been valued at $13,005.

Fund price and distribution information For the 12-month period ended 7/31/16

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	1		1	1	1		1

Income	$0.001		—	—	—		$0.029

Capital gains

Long-term gains	0.137		$0.137	$0.137	$0.137		0.137

Short-term gains	0.172		0.172	0.172	0.172		0.172

Total	$0.310		$0.309	$0.309	$0.309		$0.338

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Share value	charge	charge	value	value	charge	charge	value

7/31/15	$11.38	$12.07	$11.25	$11.24	$11.31	$11.72	$11.40

7/31/16	11.04	11.71	10.84	10.82	10.93	11.33	11.07

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

10 Strategic Volatility Equity Fund

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/16

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Life of fund	26.33%	19.07%	23.20%	20.20%	23.29%	23.29%	24.28%	19.93%	27.34%
Annual average	7.38	5.46	6.56	5.77	6.59	6.59	6.85	5.69	7.64

3 years	25.83	18.60	23.08	20.08	23.17	23.17	24.03	19.69	26.84
Annual average	7.96	5.85	7.17	6.29	7.19	7.19	7.44	6.17	8.25

1 year	1.25	–4.57	0.41	–4.46	0.51	–0.47	0.69	–2.83	1.51

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Net expenses for the fiscal year ended
7/31/15*	1.21%	1.96%	1.96%	1.71%	0.96%

Total annual operating expenses for the fiscal
year ended 7/31/15	2.79%	3.54%	3.54%	3.29%	2.54%

Annualized expense ratio for the six-month
period ended 7/31/16†‡	1.18%	1.93%	1.93%	1.68%	0.93%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 11/30/16.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

‡ Includes a decrease of 0.12% from annualizing the performance fee adjustment for the six months ended 7/31/16.

Strategic Volatility Equity Fund	11

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 2/1/16 to 7/31/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$6.16	$10.06	$10.06	$8.76	$4.86

Ending value (after expenses)	$1,099.60	$1,096.10	$1,096.30	$1,097.40	$1,101.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 7/31/16, use the following calculation method. To find the value of your investment on 2/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return . You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$5.92	$9.67	$9.67	$8.42	$4.67

Ending value (after expenses)	$1,019.00	$1,015.27	$1,015.27	$1,016.51	$1,020.24

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

12 Strategic Volatility Equity Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Strategic Volatility Equity Fund 13

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2016, Putnam employees had approximately $495,000,000 and the Trustees had approximately $131,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14 Strategic Volatility Equity Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Strategic Volatility Equity Fund 15

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2016, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to an additional request made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2016, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 24, 2016 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2016. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the

16 Strategic Volatility Equity Fund

fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have

Strategic Volatility Equity Fund 17

implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2015. These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2015. However, in the case of your fund, the second of the expense limitations applied during its fiscal year ending in 2015. Putnam Management has agreed to maintain these expense limitations until at least November 30, 2017 and to reduce the contractual expense limitation on investor servicing fees and expenses from 32 basis points to 25 basis points effective September 1, 2016. In addition, effective through at least November 30, 2017, Putnam Management will waive fees and/or reimburse expenses of your fund to the extent that expenses of the fund (excluding payments under the fund’s distribution plans, any applicable performance-based upward or downward adjustments to the fund’s base management fee, brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) would exceed an annual rate of 1.05% of its average net assets. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the third quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2015. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Lipper as of December 31, 2015 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services

18 Strategic Volatility Equity Fund

being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, sub-advised third-party mutual funds, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2015 was a year of mixed performance results for the Putnam funds, with generally strong results for the international equity, global sector and global asset allocation funds, but generally disappointing results for the U.S. and small-cap equity, Spectrum and fixed income funds. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 18th-best performing mutual fund complex out of 58 complexes for the five-year period ended December 31, 2015. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2015 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s

Strategic Volatility Equity Fund 19

total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, which commenced operations on March 18, 2013, the Trustees considered that its class A share cumulative total return performance at net asset value was in the fourth quartile of its Lipper peer group (Lipper Large-Cap Core Funds) for the one-year period ended December 31, 2015 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds). Over the one-year period ended December 31, 2015, there were 876 funds in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.) The Trustees also considered that the fund seeks a total return in excess of that of the U.S. equity markets, but with comparable volatility, over a market cycle (generally at least three years or more). Because your fund commenced operations on March 18, 2013, the Trustees observed that the fund had not yet operated for a full market cycle and that there had not been a sufficiently long period of time to allow for definitive conclusions about the fund’s performance.

The Trustees expressed concern about your fund’s fourth quartile performance over the one-year period ended December 31, 2015 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that the fund’s underperformance over the one-year period was due in significant part to poor stock selection and the fund’s underperforming option positions during the 4th quarter of 2015.

The Trustees considered that Putnam Management remained confident in the fund’s portfolio managers. The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance issues that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on past responsiveness of Putnam Management to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not likely provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby

20 Strategic Volatility Equity Fund

a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Strategic Volatility Equity Fund 21

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type/and industry sector, country, or state to show areas of concentration and/diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were/earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

22 Strategic Volatility Equity Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust

We have audited the accompanying statement of assets and liabilities of Putnam Strategic Volatility Equity Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of July 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period from March 18, 2013 (commencement of operations) through July 31, 2013. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Strategic Volatility Equity Fund as of July 31, 2016, the results of its operations for the year then ended, the changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and the period from March 18, 2013 (commencement of operations) through July 31, 2013, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
September 15, 2016

Strategic Volatility Equity Fund 23

The fund’s portfolio 7/31/16

COMMON STOCKS (95.6%)*	Shares	Value

Aerospace and defense (5.9%)
BWX Technologies, Inc.	390	$14,356

General Dynamics Corp.	439	64,485

Honeywell International, Inc.	969	112,724

L-3 Communications Holdings, Inc.	139	21,077

Northrop Grumman Corp.	576	124,779

Raytheon Co.	923	128,786

466,207
Air freight and logistics (1.8%)
United Parcel Service, Inc. Class B	1,269	137,179

137,179
Airlines (0.3%)
Southwest Airlines Co.	682	25,241

25,241
Banks (4.4%)
Associated Banc-Corp.	254	4,724

PNC Financial Services Group, Inc. (The)	1,148	94,882

Popular, Inc. (Puerto Rico)	466	15,700

SunTrust Banks, Inc.	855	36,158

TCF Financial Corp.	817	11,103

U.S. Bancorp	1,093	46,092

Wells Fargo & Co.	2,640	126,641

Western Alliance Bancorp †	275	9,358

344,658
Beverages (0.3%)
Constellation Brands, Inc. Class A	58	9,549

PepsiCo, Inc.	96	10,456

20,005
Capital markets (0.5%)
Bank of New York Mellon Corp. (The)	979	38,573

38,573
Chemicals (1.0%)
Ashland, Inc.	123	13,929

Scotts Miracle-Gro Co. (The) Class A	147	10,841

Sherwin-Williams Co. (The)	170	50,954

75,724
Commercial services and supplies (1.2%)
Waste Management, Inc.	1,457	96,337

96,337
Communications equipment (3.3%)
Cisco Systems, Inc.	5,460	166,694

Juniper Networks, Inc.	3,235	73,402

Motorola Solutions, Inc.	323	22,410

262,506
Consumer finance (1.5%)
Ally Financial, Inc. †	1,108	19,988

Capital One Financial Corp.	655	43,937

Discover Financial Services	910	51,724

115,649
Containers and packaging (1.5%)
Avery Dennison Corp.	652	50,784

Bemis Co., Inc.	331	16,894

24 Strategic Volatility Equity Fund

COMMON STOCKS (95.6%)* cont.	Shares	Value

Containers and packaging cont.
Berry Plastics Group, Inc. †	344	$14,104

Crown Holdings, Inc. †	355	18,804

Sonoco Products Co.	275	14,006

114,592
Distributors (0.1%)
Pool Corp.	109	11,149

Diversified consumer services (0.3%)		11,149
ServiceMaster Global Holdings, Inc. †	655	24,779

24,779
Diversified financial services (1.9%)
Berkshire Hathaway, Inc. Class B †	466	67,230

Intercontinental Exchange, Inc.	160	42,272

MSCI, Inc.	123	10,583

Voya Financial, Inc.	1,260	32,294

152,379
Diversified telecommunication services (3.1%)
AT&T, Inc.	1,270	54,978

Verizon Communications, Inc.	3,379	187,230

242,208
Electric utilities (3.2%)
American Electric Power Co., Inc.	760	52,668

Eversource Energy	325	19,009

Great Plains Energy, Inc.	551	16,409

PG&E Corp.	1,196	76,472

Southern Co. (The)	1,251	66,929

Westar Energy, Inc.	299	16,615

248,102
Electronic equipment, instruments, and components (0.4%)
Fitbit, Inc. Class A †	2,093	28,590

28,590
Energy equipment and services (2.3%)
Dril-Quip, Inc. †	112	6,096

FMC Technologies, Inc. †	967	24,542

Schlumberger, Ltd.	1,816	146,224

176,862
Food and staples retail (2.5%)
CVS Health Corp.	1,163	107,833

Sysco Corp.	1,599	82,812

US Foods Holding Corp. †	160	3,866

194,511
Food products (2.4%)
General Mills, Inc.	1,310	94,176

Hershey Co. (The)	867	96,029

190,205
Health-care equipment and supplies (1.3%)
C.R. Bard, Inc.	143	31,993

Intuitive Surgical, Inc. †	102	70,968

102,961
Health-care providers and services (4.5%)
AmerisourceBergen Corp.	416	35,439

DaVita HealthCare Partners, Inc. †	749	58,077

Strategic Volatility Equity Fund 25

COMMON STOCKS (95.6%)* cont.	Shares	Value

Health-care providers and services cont.
McKesson Corp.	604	$117,514

UnitedHealth Group, Inc.	971	139,047

350,077
Hotels, restaurants, and leisure (2.1%)
Aramark	262	9,393

Hyatt Hotels Corp. Class A †	274	13,821

McDonald’s Corp.	1,132	133,180

Vail Resorts, Inc.	33	4,721

161,115
Household products (2.4%)
Church & Dwight Co., Inc.	192	18,862

Clorox Co. (The)	71	9,306

Colgate-Palmolive Co.	1,337	99,513

Kimberly-Clark Corp.	107	13,862

Procter & Gamble Co. (The)	501	42,881

184,424
Industrial conglomerates (0.2%)
Carlisle Cos., Inc.	114	11,775

11,775
Insurance (3.2%)
Aflac, Inc.	547	39,537

Alleghany Corp. †	14	7,609

Allstate Corp. (The)	206	14,076

American Financial Group, Inc.	129	9,430

Aspen Insurance Holdings, Ltd.	297	13,650

Assured Guaranty, Ltd.	296	7,930

Everest Re Group, Ltd.	124	23,437

Hanover Insurance Group, Inc. (The)	75	6,176

Marsh & McLennan Cos., Inc.	855	56,216

Reinsurance Group of America, Inc.	156	15,483

Travelers Cos., Inc. (The)	464	53,926

247,470
Internet software and services (4.2%)
Alphabet, Inc. Class A †	252	199,418

CommerceHub, Inc. †	483	6,762

eBay, Inc. †	3,983	124,110

330,290
IT Services (5.8%)
Amdocs, Ltd.	527	30,756

Automatic Data Processing, Inc.	1,340	119,193

Broadridge Financial Solutions, Inc.	382	25,854

CoreLogic, Inc. †	336	13,534

Fiserv, Inc. †	692	76,369

Genpact, Ltd. †	504	13,492

Paychex, Inc.	1,810	107,297

Vantiv, Inc. Class A †	1,210	66,272

452,767
Leisure products (0.6%)
Hasbro, Inc.	606	49,225

		49,225

26 Strategic Volatility Equity Fund

COMMON STOCKS (95.6%)* cont.	Shares	Value

Life sciences tools and services (2.4%)
Agilent Technologies, Inc.	573	$27,567

Charles River Laboratories International, Inc. †	118	10,376

Thermo Fisher Scientific, Inc.	851	135,173

VWR Corp. †	206	6,452

Waters Corp. †	52	8,264

187,832
Machinery (0.4%)
Allison Transmission Holdings, Inc.	1,025	29,541

29,541
Media (2.9%)
CBS Corp. Class B (non-voting shares)	872	45,536

Comcast Corp. Class A	812	54,607

Interpublic Group of Cos., Inc. (The)	1,563	36,043

John Wiley & Sons, Inc. Class A	153	8,828

Madison Square Garden Co. (The) Class A †	30	5,484

News Corp. Class B	418	5,618

Omnicom Group, Inc.	48	3,950

Twenty-First Century Fox, Inc.	2,634	70,170

230,236
Metals and mining (0.2%)
Reliance Steel & Aluminum Co.	225	17,649

17,649
Multi-utilities (0.3%)
NiSource, Inc.	829	21,272

21,272
Multiline retail (1.5%)
Dollar General Corp.	1,269	120,225

120,225
Oil, gas, and consumable fuels (3.6%)
Exxon Mobil Corp.	2,715	241,494

Phillips 66	404	30,728

World Fuel Services Corp.	248	11,805

284,027
Pharmaceuticals (6.3%)
Johnson & Johnson	1,884	235,933

Merck & Co., Inc.	1,125	65,993

Pfizer, Inc.	5,222	192,640

494,566
Real estate investment trusts (REITs) (4.5%)
American Capital Agency Corp. R	3,701	72,503

Annaly Capital Management, Inc. R	3,391	37,233

Brandywine Realty Trust R	479	8,081

Chimera Investment Corp. R	1,492	25,036

Corporate Office Properties Trust R	272	8,149

Equity Commonwealth †R	405	12,158

Equity Lifestyle Properties, Inc. R	126	10,362

Equity One, Inc. R	270	8,983

Equity Residential Trust R	600	40,794

Highwoods Properties, Inc. R	247	13,763

Liberty Property Trust R	297	12,290

Macerich Co. (The) R	223	19,901

MFA Financial, Inc. R	1,904	14,318

Strategic Volatility Equity Fund 27

COMMON STOCKS (95.6%)* cont.	Shares	Value

Real estate investment trusts (REITs) cont.
Post Properties, Inc. R	125	$7,949

Public Storage R	32	7,645

Regency Centers Corp. R	241	20,468

Retail Properties of America, Inc. Class A R	412	7,264

Two Harbors Investment Corp. R	1,912	16,730

Weingarten Realty Investors R	188	8,120

351,747
Semiconductors and semiconductor equipment (2.2%)
Applied Materials, Inc.	3,336	87,703

Texas Instruments, Inc.	1,252	87,327

175,030
Software (1.4%)
Intuit, Inc.	383	42,509

Microsoft Corp.	726	41,150

Synopsys, Inc. †	511	27,676

111,335
Specialty retail (3.9%)
AutoZone, Inc. †	123	100,118

Home Depot, Inc. (The)	134	18,524

Lowe’s Cos., Inc.	1,435	118,072

TJX Cos., Inc. (The)	848	69,299

306,013
Technology hardware, storage, and peripherals (1.1%)
Apple, Inc.	819	85,348

85,348
Textiles, apparel, and luxury goods (0.3%)
Carter’s, Inc.	149	15,086

PVH Corp.	117	11,824

26,910
Tobacco (2.1%)
Altria Group, Inc.	2,365	160,111

Philip Morris International, Inc.	39	3,910

164,021
Water utilities (0.3%)
American Water Works Co., Inc.	327	27,004

		27,004

Total common stocks (cost $6,729,412)		$7,488,316

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (2.0%)*	strike price	amount	Value

SPDR S&P 500 ETF Trust (Put)	Jun-17/$175.00	$8,173	$31,788

SPDR S&P 500 ETF Trust (Put)	Jul-17/180.00	8,235	41,629

SPDR S&P 500 ETF Trust (Put)	May-17/177.00	8,568	29,040

SPDR S&P 500 ETF Trust (Put)	Apr-17/180.00	8,029	27,173

SPDR S&P 500 ETF Trust (Put)	Mar-17/175.00	8,709	20,994

SPDR S&P 500 ETF Trust (Put)	Feb-17/156.00	8,033	7,811

Total purchased options outstanding (cost $323,982)			$158,435

28 Strategic Volatility Equity Fund

SHORT-TERM INVESTMENTS (9.8%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.62% [d]	59,400	$59,400

Putnam Short Term Investment Fund 0.44% L	337,935	337,935

SSgA Prime Money Market Fund Class N 0.34% P	370,000	370,000

Total short-term investments (cost $767,335)		$767,335

TOTAL INVESTMENTS

Total investments (cost $7,820,729)		$8,414,086

Key to holding’s abbreviations
ETF	Exchange Traded Fund
SPDR	S&P Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2015 through July 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $7,835,310.

† This security is non-income-producing.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $4,478 to cover certain derivative contracts.

WRITTEN OPTIONS OUTSTANDING at 7/31/16 (premiums $4,478)
	Expiration	Contract
	date/strike price	amount	Value

SPDR S&P 500 ETF Trust (Call)	Aug-16/$223.50	$17,913	$4,142

SPDR S&P 500 ETF Trust (Call)	Aug-16/223.00	7,677	1,366

Total			$5,508

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/16
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Citibank, N.A.
baskets	22	$—	12/16/16	(3 month USD-	A basket	$6,510
				LIBOR-BBA plus	(CGPUTQL2) of
				0.37%)	common stocks

Total		$—				$6,510

Strategic Volatility Equity Fund 29

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$929,652	$—	$—

Consumer staples	753,166	—	—

Energy	460,889	—	—

Financials	1,250,476	—	—

Health care	1,135,436	—	—

Industrials	766,280	—	—

Information technology	1,445,866	—	—

Materials	207,965	—	—

Telecommunication services	242,208	—	—

Utilities	296,378	—	—

Total common stocks	7,488,316	—	—

Purchased options outstanding	—	158,435	—

Short-term investments	707,935	59,400	—

Totals by level	$8,196,251	$217,835	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Written options outstanding	$—	$(5,508)	$—

Total return swap contracts	—	6,510	—

Totals by level	$—	$1,002	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

30 Strategic Volatility Equity Fund

Statement of assets and liabilities 7/31/16

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $7,423,394)	$8,016,751
Affiliated issuers (identified cost $397,335) (Notes 1 and 5)	397,335

Dividends, interest and other receivables	6,928

Receivable for shares of the fund sold	253,417

Receivable for investments sold	2,711,466

Receivable from Manager (Note 2)	36,413

Unrealized appreciation on OTC swap contracts (Note 1)	6,510

Prepaid assets	23,896

Total assets	11,452,716

LIABILITIES

Payable to custodian	11,840

Payable for investments purchased	2,840,357

Payable for shares of the fund repurchased	265,585

Payable for custodian fees (Note 2)	10,636

Payable for investor servicing fees (Note 2)	2,607

Payable for Trustee compensation and expenses (Note 2)	417

Payable for administrative services (Note 2)	30

Payable for distribution fees (Note 2)	1,382

Written options outstanding, at value (premiums $4,478) (Notes 1 and 3)	5,508

Collateral on securities loaned, at value (Note 1)	59,400

Collateral on certain derivative contracts, at value (Note 1)	370,000

Other accrued expenses	49,644

Total liabilities	3,617,406

Net assets	$7,835,310

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$7,667,268

Undistributed net investment income (Note 1)	333,959

Accumulated net realized loss on investments (Note 1)	(764,754)

Net unrealized appreciation of investments	598,837

Total — Representing net assets applicable to capital shares outstanding	$7,835,310

(Continued on next page)

Strategic Volatility Equity Fund 31

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($4,806,173 divided by 435,161 shares)	$11.04

Offering price per class A share (100/94.25 of $11.04)*	$11.71

Net asset value and offering price per class B share ($51,080 divided by 4,712 shares)**	$10.84

Net asset value and offering price per class C share ($341,112 divided by 31,521 shares)**	$10.82

Net asset value and redemption price per class M share ($83,297 divided by 7,623 shares)	$10.93

Offering price per class M share (100/96.50 of $10.93)*	$11.33

Net asset value, offering price and redemption price per class Y share
($2,553,648 divided by 230,725 shares)	$11.07

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

32 Strategic Volatility Equity Fund

Statement of operations Year ended 7/31/16

INVESTMENT INCOME

Dividends (net of foreign tax of $178)	$227,472

Interest (including interest income of $872 from investments in affiliated issuers) (Note 5)	872

Securities lending (net of expenses) (Note 1)	73

Total investment income	228,417

EXPENSES

Compensation of Manager (Note 2)	51,793

Investor servicing fees (Note 2)	17,328

Custodian fees (Note 2)	17,502

Trustee compensation and expenses (Note 2)	577

Distribution fees (Note 2)	16,301

Administrative services (Note 2)	230

Reports to shareholders	15,882

Auditing and tax fees	41,772

Blue sky expense	62,329

Other	2,351

Fees waived and reimbursed by Manager (Note 2)	(130,425)

Total expenses	95,640

Expense reduction (Note 2)	—

Net expenses	95,640

Net investment income	132,777

Net realized loss on investments (Notes 1 and 3)	(160,941)

Net realized gain on swap contracts (Note 1)	200,488

Net realized loss on written options (Notes 1 and 3)	(231,928)

Net unrealized depreciation of investments, swap contracts and written options during the year	(141,750)

Net loss on investments	(334,131)

Net decrease in net assets resulting from operations	$(201,354)

The accompanying notes are an integral part of these financial statements.

Strategic Volatility Equity Fund 33

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 7/31/16	Year ended 7/31/15

Operations:
Net investment income	$132,777	$82,109

Net realized gain (loss) on investments	(192,381)	442,032

Net unrealized appreciation (depreciation) of investments	(141,750)	273,466

Net increase (decrease) in net assets resulting
from operations	(201,354)	797,607

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(493)	(337,989)

Class B	—	(4,967)

Class C	—	(11,934)

Class M	—	(4,856)

Class Y	(9,605)	(202,607)

Net realized short-term gain on investments

Class A	(84,705)	—

Class B	(1,015)	—

Class C	(3,928)	—

Class M	(1,133)	—

Class Y	(56,970)	—

From net realized long-term gain on investments
Class A	(67,468)	(291)

Class B	(808)	(5)

Class C	(3,129)	(11)

Class M	(903)	(5)

Class Y	(45,378)	(170)

Increase (decrease) from capital share transactions (Note 4)	(1,575,792)	3,097,521

Total increase (decrease) in net assets	(2,052,681)	3,332,293

NET ASSETS

Beginning of year	9,887,991	6,555,698

End of year (including undistributed net investment income
of $333,959 and distributions in excess of net investment
income of $51,258, respectively)	$7,835,310	$9,887,991

The accompanying notes are an integral part of these financial statements.

34 Strategic Volatility Equity Fund

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Strategic Volatility Equity Fund 35

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized								of expenses	income (loss)
	value,		and unrealized	Total from	From	From	Total	Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	distribu-	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	tions	of period	value (%) [b]	(in thousands)	(%) [c,d]	(%) [d]	(%)

Class A
July 31, 2016	$11.38	.16	(.19)	(.03)	— [e]	(.31)	(.31)	$11.04	(.14)	$4,806	1.20	1.51	127
July 31, 2015	11.00	.10	1.07	1.17	(.79)	— [e]	(.79)	11.38	10.83	5,503	1.21	.92	108
July 31, 2014	10.35	.08	1.19	1.27	(.62)	—	(.62)	11.00	12.53	4,269	1.26	.75	68
July 31, 2013†	10.00	.02	.33	.35	—	—	—	10.35	3.50*	3,090	.49*	.18*	21*

Class B
July 31, 2016	$11.25	.08	(.18)	(.10)	—	(.31)	(.31)	$10.84	(.79)	$51	1.95	.79	127
July 31, 2015	10.93	.02	1.05	1.07	(.75)	— [e]	(.75)	11.25	9.91	81	1.96	.16	108
July 31, 2014	10.32	— [e]	1.19	1.19	(.58)	—	(.58)	10.93	11.74	48	2.01	(.03)	68
July 31, 2013†	10.00	(.01)	.33	.32	—	—	—	10.32	3.20*	21	.76*	(.09)*	21*

Class C
July 31, 2016	$11.24	.07	(.18)	(.11)	—	(.31)	(.31)	$10.82	(.88)	$341	1.95	.70	127
July 31, 2015	10.89	.02	1.05	1.07	(.72)	— [e]	(.72)	11.24	9.99	289	1.96	.14	108
July 31, 2014	10.32	— [e]	1.18	1.18	(.61)	—	(.61)	10.89	11.74	162	2.01	— [f]	68
July 31, 2013†	10.00	(.01)	.33	.32	—	—	—	10.32	3.20*	16	.76*	(.08)*	21*

Class M
July 31, 2016	$11.31	.10	(.17)	(.07)	—	(.31)	(.31)	$10.93	(.51)	$83	1.70	.97	127
July 31, 2015	10.97	.05	1.05	1.10	(.76)	— [e]	(.76)	11.31	10.14	75	1.71	.43	108
July 31, 2014	10.33	.02	1.20	1.22	(.58)	—	(.58)	10.97	12.05	68	1.76	.20	68
July 31, 2013†	10.00	— [e]	.33	.33	—	—	—	10.33	3.30*	10	.67*	—* [f]	21*

Class Y
July 31, 2016	$11.40	.19	(.18)	.01	(.03)	(.31)	(.34)	$11.07	.21	$2,554.95		1.82	127
July 31, 2015	11.02	.13	1.07	1.20	(.82)	— [e]	(.82)	11.40	11.04	3,939.96		1.16	108
July 31, 2014	10.36	.11	1.18	1.29	(.63)	—	(.63)	11.02	12.81	2,010	1.01	.99	68
July 31, 2013†	10.00	.03	.33	.36	—	—	—	10.36	3.60*	878	.39*	.30*	21*

* Not annualized.

† For the period March 18, 2013 (commencement of operations) to July 31, 2013.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

July 31, 2016	1.56%

July 31, 2015	1.58

July 31, 2014	3.40

July 31, 2013	2.69

e Amount represents less than $0.01 per share.

f Amount represents less than 0.01%.

The accompanying notes are an integral part of these financial statements.

36 Strategic Volatility Equity Fund	Strategic Volatility Equity Fund 37

Notes to financial statements 7/31/16

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2015 through July 31, 2016.

Putnam Strategic Volatility Equity Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek a total return in excess of that of the U.S. equity markets, but with comparable volatility, over a market cycle (generally at least three years or more). The fund invests mainly in common stocks of large U.S. companies across all sectors. The fund expects to allocate its investments across sectors so that the fund’s portfolio approximately reflects sector weightings across the broader equity markets. Within each sector, the fund generally focuses its investments on those stocks that Putnam Management believes are likely to have lower sensitivity to broader market or sector movements. Putnam Management refers to these stocks as “low beta ” stocks. Beta is a measurement of a stock’s anticipated sensitivity to price movements in a particular market, as measured by a market or sector index. A stock with a beta higher than 1.0 is generally expected to be more volatile than the index, and a stock with a beta of less than 1.0 should be less volatile than the index and may be expected to rise and fall in price more slowly than the market or sector. Putnam Management generally emphasizes investments within each sector in low beta stocks (measured relative to the S&P 500 Index) because Putnam Management believes that, over a full market cycle (generally at least three years or more), a portfolio of low beta stocks combined with the options, total return swaps, and other derivative strategies described below, may be able to earn investment returns in excess of market returns, but with volatility comparable to the market, thus earning an attractive risk-adjusted return relative to the market. Under normal circumstances, the fund invests at least 80% of the fund’s net assets in equity investments. This policy may be changed only after 60 days’ notice to shareholders. The fund intends to invest in total return swaps on market indices, the fund’s individual portfolio securities, or baskets of securities, and in other derivatives to increase the fund’s exposure to low beta stocks, which will create investment leverage. The fund intends to write (sell) call options, generally on equity indices but also on individual portfolio securities. The fund sells call options to earn premium income. Selling call options may also reduce the volatility of the fund’s portfolio. The fund intends to buy put options, generally on equity indices but also on individual portfolio securities. The fund buys put options to reduce the volatility of the fund’s portfolio by protecting the fund from the impact of significant market declines. In addition to call options and put options, the fund may use derivatives, such as futures, options, warrants and swap contracts, for hedging purposes and to adjust the return and volatility characteristics of the fund’s investments. Putnam Management may also make other investments, including in derivatives, intended to protect the fund from market volatility, or to take advantage of the potential for returns from instruments that perform well during periods of market volatility. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends, as well as general market conditions when deciding whether to buy or sell investments. As noted above, Putnam Management will also consider the fund’s overall exposure to each sector.

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M (effective November 1, 2015) and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

38 Strategic Volatility Equity Fund

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as

Strategic Volatility Equity Fund 39

interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Options contracts The fund uses options contracts to generate additional income for the portfolio and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

40 Strategic Volatility Equity Fund

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $59,400 and the value of securities loaned amounted to $57,948. These securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable

Strategic Volatility Equity Fund 41

to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior fiscal years remains subject to examination by the Internal Revenue Service.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $763,784 recognized during the period between November 1, 2015 and July 31, 2016 to its fiscal year ending July 31, 2017.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, late year loss deferrals, income on swap contracts and redesignation of taxable distributions. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $262,538 to increase undistributed net investment income and $262,538 to increase accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$773,673
Unrealized depreciation	(211,103)

Net unrealized appreciation	562,570
Undistributed ordinary income	340,467
Undistributed short-term gain	29,817
Post-October capital loss deferral	(763,784)
Cost for federal income tax purposes	$7,851,516

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.880%	of the first $5 billion,	0.680%	of the next $50 billion,

0.830%	of the next $5 billion,	0.660%	of the next $50 billion,

0.780%	of the next $10 billion,	0.650%	of the next $100 billion and

0.730%	of the next $10 billion,	0.645%	of any excess thereafter.

In addition, the applicable base fee is increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the S&P 500 Index over the performance period. The maximum annualized performance adjustment rate is +/–0.15%. The performance period is the thirty-six month period then ended or, if the fund has not then operated for thirty-six whole calendar months, the period from the date the fund commenced operations to the end of the month for which the fee adjustment is being computed.

42 Strategic Volatility Equity Fund

Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount will be added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment will be determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.724% of the fund’s average net assets before a decrease of $8,877 (0.106% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through November 30, 2017, to the extent that the total expenses of the fund (before performance adjustments to the fund’s management fee and excluding brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s distribution plans) would not exceed an annual rate of 1.05% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $6,734 as a result of this limit.

Putnam Management has also contractually agreed, through November 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $123,691 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

Effective September 1, 2016, Putnam Investor Services, Inc. will receive fees for investor servicing for class A, class B, class C, class M and class Y shares that include (1) a per account fee for each retail account of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Strategic Volatility Equity Fund 43

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$10,440	Class M	149

Class B	119	Class Y	6,092

Class C	528	Total	$17,328

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were not reduced under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $5, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$12,627	Class M	538

Class B	575	Total	$16,301

Class C	2,561

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $1,003 and no monies from the sale of class A and class M shares, respectively, and received $260 and $8 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% (no longer applicable effective November 1, 2015) is assessed on certain redemptions of class  A and class  M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$10,077,668	$11,837,232

U.S. government securities (Long-term)	—	—

Total	$10,077,668	$11,837,232

44 Strategic Volatility Equity Fund

Written option transactions during the reporting period are summarized as follows:

	Written option	Written option
	contract amounts	premiums

Written options outstanding at the
beginning of the reporting period	$63,572	$19,801

Options opened	556,450	232,917
Options exercised	—	—
Options expired	(455,586)	(179,411)
Options closed	(138,846)	(68,829)

Written options outstanding at the
end of the reporting period	$25,590	$4,478

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 7/31/16		Year ended 7/31/15

Class A	Shares	Amount	Shares	Amount

Shares sold	36,724	$392,543	161,394	$1,812,814

Shares issued in connection with
reinvestment of distributions	5,764	60,871	9,123	101,444

	42,488	453,414	170,517	1,914,258

Shares repurchased	(91,126)	(939,669)	(74,630)	(843,236)

Net increase (decrease)	(48,638)	$(486,255)	95,887	$1,071,022

	Year ended 7/31/16		Year ended 7/31/15

Class B	Shares	Amount	Shares	Amount

Shares sold	890	$9,226	2,883	$32,281

Shares issued in connection with
reinvestment of distributions	175	1,823	450	4,972

	1,065	11,049	3,333	37,253

Shares repurchased	(3,584)	(37,955)	(461)	(5,095)

Net increase (decrease)	(2,519)	$(26,906)	2,872	$32,158

	Year ended 7/31/16		Year ended 7/31/15

Class C	Shares	Amount	Shares	Amount

Shares sold	16,809	$177,533	14,192	$158,291

Shares issued in connection with
reinvestment of distributions	679	7,057	1,082	11,945

	17,488	184,590	15,274	170,236

Shares repurchased	(11,732)	(122,104)	(4,380)	(48,491)

Net increase	5,756	$62,486	10,894	$121,745

Strategic Volatility Equity Fund 45

	Year ended 7/31/16		Year ended 7/31/15

Class M	Shares	Amount	Shares	Amount

Shares sold	1,093	$11,379	243	$2,769

Shares issued in connection with
reinvestment of distributions	194	2,036	438	4,860

	1,287	13,415	681	7,629

Shares repurchased	(255)	(2,607)	(259)	(2,888)

Net increase	1,032	$10,808	422	$4,741

	Year ended 7/31/16		Year ended 7/31/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	118,258	$1,287,718	343,138	$3,877,893

Shares issued in connection with
reinvestment of distributions	10,495	110,927	18,212	202,695

	128,753	1,398,645	361,350	4,080,588

Shares repurchased	(243,594)	(2,534,570)	(198,127)	(2,212,733)

Net increase (decrease)	(114,841)	$(1,135,925)	163,223	$1,867,855

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class A	296,000	68.0%	$3,267,840

Class M	1,100	14.4	12,023

At the close of the reporting period, a shareholder of record owned 8.2% of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$50,858	$4,137,889	$3,850,812	$872	$337,935

Totals	$50,858	$4,137,889	$3,850,812	$872	$337,935

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

46 Strategic Volatility Equity Fund

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$56,000

Written equity option contracts (contract amount) (Note 3)	$36,000

OTC total return swap contracts (notional)	$3,700,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

	Investments,
Equity contracts	Receivables	$164,945	Payables	$5,508

Total		$164,945		$5,508

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Options	Swaps	Total

Equity contracts	$(406,741)	$200,488	$(206,253)

Total	$(406,741)	$200,488	$(206,253)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Options	Swaps	Total

Equity contracts	$(34,337)	$(49,410)	$(83,747)

Total	$(34,337)	$(49,410)	$(83,747)

Strategic Volatility Equity Fund 47

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

		JPMorgan
		Chase Bank
	Citibank, N.A.	N.A.	Total

Assets:

OTC Total return swap contracts*#	$6,510	$—	$6,510

Purchased options**#	108,401	50,034	158,435

Total Assets	$114,911	$50,034	$164,945

Liabilities:

OTC Total return swap contracts*#	—	—	—

Written options#	5,508	—	5,508

Total Liabilities	$5,508	$—	$5,508

Total Financial and Derivative Net Assets	$109,403	$50,034	$159,437

Total collateral received (pledged)†##	$109,403	$50,034

Net amount	$—	$—

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

48 Strategic Volatility Equity Fund

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $124,916 as a capital gain dividend with respect to the taxable year ended July 31, 2016, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 35.64% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 36.72%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2017 will show the tax status of all distributions paid to your account in calendar 2016.

Strategic Volatility Equity Fund 49

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

50 Strategic Volatility Equity Fund

Paul L. Joskow
Born 1947, Trustee since 1997
Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler
Born 1949, Trustee since 2006 and Vice Chair since 2016
Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England's largest energy delivery system

Robert E. Patterson
Born 1945, Trustee since 1984
Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III
Born 1951, Trustee since 1984
Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens
Born 1942, Trustee from 1997 to 2008 and since 2009
Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: Prior to April 2014, served as Director of TransCanada Pipelines Ltd., an energy infrastructure company

Interested Trustee

Robert L. Reynolds*
Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009
Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2016, there were 117 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Strategic Volatility Equity Fund 51

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
James F. Clark (Born 1974)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2016	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments	Vice President and BSA Compliance Officer
and Putnam Management	Since 2002
Director of Operational Compliance,
Michael J. Higgins (Born 1976)	Putnam Investments and Putnam
Vice President, Treasurer, and Clerk	Retail Management
Since 2010
Manager of Finance, Dunkin’ Brands (2008–	Nancy E. Florek (Born 1957)
2010); Senior Financial Analyst, Old Mutual Asset	Vice President, Director of Proxy Voting
Management (2007–2008); Senior Financial	and Corporate Governance, Assistant Clerk,
Analyst, Putnam Investments (1999–2007)	and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

52 Strategic Volatility Equity Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisor	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Robert E. Patterson	Principal Accounting Officer,
Marketing Services	George Putnam, III	and Assistant Treasurer
Putnam Retail Management	Robert L. Reynolds
One Post Office Square	W. Thomas Stephens	Susan G. Malloy
Boston, MA 02109		Vice President and
	Officers	Assistant Treasurer
Custodian	Robert L. Reynolds
State Street Bank	President	James P. Pappas
and Trust Company		Vice President
Jonathan S. Horwitz
Legal Counsel	Executive Vice President,	Mark C. Trenchard
Ropes & Gray LLP	Principal Executive Officer, and	Vice President and
	Compliance Liaison	BSA Compliance Officer
Independent Registered
Public Accounting Firm	Steven D. Krichmar	Nancy E. Florek
KPMG LLP	Vice President and	Vice President, Director of
	Principal Financial Officer	Proxy Voting and Corporate
Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Strategic Volatility Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

AN123
302177 9/16

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In November 2015, the Code of Ethics of Putnam Investment Management, LLC was amended. The key changes to the Code of Ethics are as follows: (i) Non-Access Persons are no longer required to pre-clear their trades, (ii) a new provision governing conflicts of interest has been added, (iii) modifying certain provisions of the pre-clearance requirements, Contra-Trading Rule and 60-Day Short-Term Rule, (iv) modifying and adding language relating to reporting of unethical or illegal acts, including anti-retaliation provision, and (v) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

July 31, 2016	$36,105	$ —	$3,700	$ —
July 31, 2015	$34,605	$ —	$3,600	$ —

For the fiscal years ended July 31, 2016 and July 31, 2015, the fund's independent auditor billed aggregate non-audit fees in the amounts of $3,700 and $3,600 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

July 31, 2016	$ —	$ —	$ —	$ —

July 31, 2015	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: September 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: September 29, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: September 29, 2016